UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 28, 2007


                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)


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         Florida                    000-51252                 59-2091510
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        (State of                  (Commission              (IRS Employer
      Incorporation)               File Number)          Identification No.)
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                        420 Lexington Avenue, Suite 2420
                            New York, New York 10170
               (Address of principal executive offices) (Zip Code)


                                 (212) 389-7832
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01   Entry into a Material Definitive Agreement
Item 2.01   Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02   Unregistered Sales of Equity Securities

The Pension Alliance, Inc.

On February 28, 2007, National Investment Managers Inc. (the "Company") entered into and closed a Stock Purchase Agreement (the "Agreement") with Renee J. Conner and William Renninger ("Sellers") and The Pension Alliance, Inc. ("TPA"). Pursuant to the Agreement, the Company acquired and, the Sellers sold, 100% of the outstanding securities in TPA.

In consideration for 100% of the outstanding securities in TPA, the Company paid the Sellers $3,250,000 in cash, issued the Sellers convertible promissory notes for an aggregate of $675,000 with the first convertible promissory note in the amount of $337,500 payable April 28, 2008 and the second convertible promissory note in the amount of $337,500 payable April 28, 2009, and issued the Sellers an aggregate of 1,088,710 shares of common stock of the Company. The convertible promissory notes are convertible into shares of common stock of the Company at a conversion price of $0.62 per share. In the event that certain EBITDA targets are not achieved by TPA during the 24 months following the closing date, then the convertible promissory notes and shares of common stock will be reduced by the amount of such shortfall; provided, however, in the event that Renee J. Conner is terminated without cause, then the convertible promissory notes and purchase price shares may not be reduced. Further, in the event that certain EBITDA targets are achieved, then the Company is obligated to pay to the Sellers an additional purchase price in the form of cash, convertible promissory notes and shares of common stock not to exceed an overall value of $750,000.

In connection with the acquisition of 100% of the outstanding securities in TPA described above, the Company entered into the following agreements:

      o a Non-Competition, Non-Disclosure and Non-Solicitation Agreement between the Company and Renee J. Conner;
      o an Employment Agreement with Renee J. Conner for a period of two years with compensation of $75,000 for the initial year and $175,000 for the second year; and
      o a Nonstatutory Stock Option to purchase 100,000 shares of common stock at an exercise price of $0.62 per share for a period of five years issued to Renee J. Conner.

The Company utilized funds raised from its private placement of its securities in connection with the acquisition of TPA to finance the cash component of the purchase price. As previously disclosed, on May 30, 2006, the Company entered into agreements with Laurus Master Fund, Ltd. ("Laurus") pursuant to which the Company sold debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended. In accordance with the security agreements entered between the Company and Laurus, TPA and Laurus entered into a Joinder Agreement pursuant to which the assets of TPA were collateralized by Laurus and the securities of TPA were pledged to Laurus.

Prior to the acquisition of TPA, no material relationship existed between the Company and the Sellers and/or their affiliates, directors, officers or any associate of an officer or director.

TPA is engaged in the business of retirement planning, pension plan design and administration. TPA currently serves approximately 1,000 plans through its office located in Harrisburg, Pennsylvania.

Pentec, Inc. and Pentec Capital Management, Inc.

On February 28, 2007, the Company entered into and closed a Stock Purchase Agreement (the "Pentec Agreement") with Michael E. Callahan ("Pentec Seller"), Pentec, Inc. ("Pentec") and Pentec Capital Management, Inc. ("PCM"). Pursuant to the Pentec Agreement, the Company acquired and, the Pentec Seller sold, 100% of the outstanding securities in Pentec and PCM.


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

In consideration for 100% of the outstanding securities in Pentec and PCM, the Company paid the Pentec Seller $1,517,000 in cash, issued the Pentec Seller 403,225 shares of the Company's common stock and issued the Pentec Seller a promissory note for an aggregate of $1,450,000 with payments to be made in accordance with the following schedule: (i) Three Hundred Thousand ($300,000) Dollars payable on November 1, 2007, (ii) Three Hundred Thousand ($300,000) Dollars payable on May 1, 2008, (iii) Two Hundred and Fifty Thousand ($250,000) Dollars payable on November 1, 2008, (iv) Three Hundred Thousand ($300,000) Dollars payable on May 1, 2009 and (v) Three Hundred Thousand ($300,000) Dollars payable on November 1, 2009. In the event that certain EBITDA targets are not achieved by Pentec and PCM during the timeframe that the above promissory notes are outstanding, then the promissory notes will be reduced by the amount of such shortfall; provided, however, in the event that Michael E. Callahan is terminated without cause or the Company undergoes a change in control, then the promissory notes may not be reduced.

In connection with the acquisition of 100% of the outstanding securities in Pentec and PCM described above, the Company entered into the following agreements:

      o a Non-Competition, Non-Disclosure and Non-Solicitation Agreement between the Company and Michael E. Callahan;
      o an Employment Agreement with Michael E. Callahan for a period of two years with compensation of $100,000 per year;

The Company utilized funds raised in its private offerings of its securities to finance the cash component of the purchase price in connection with the acquisition of Pentec and PCM. As previously disclosed, on May 30, 2006, the Company entered into agreements with Laurus pursuant to which the Company sold debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. In accordance with the security agreements entered between the Company and Laurus, Pentec, PCM and Laurus entered into a Joinder Agreement pursuant to which the assets of Pentec and PCM were collateralized by Laurus and the securities of Pentec and PCM were pledged to Laurus.

Prior to the acquisition of Pentec and PCM, no material relationship existed between the Company and the Pentec Seller and/or their affiliates, directors, officers or any associate of an officer or director.

Pentec and PCM are engaged in the business of retirement planning, pension plan design and administration. Pentec and PCM currently serves approximately 485 plans through its offices located in Southington, Connecticut.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of businesses acquired.

      Not Applicable

(b)   Proforma Financial Information

      Not Applicable


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

(c)   Index of Exhibits.

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Exhibit No.    Exhibit Description
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10.1           Stock Purchase Agreement by and between National Investment
               Managers Inc., Renee J. Conner, William Renninger and The Pension Alliance, Inc.
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10.2           Promissory Note issued by National Investment Managers Inc. to
               Renee J. Conner due April 28, 2008
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10.3           Promissory Note issued by National Investment Managers Inc. to
               William Renninger due April 28, 2008
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10.4           Promissory Note issued by National Investment Managers Inc. to
               Renee J. Conner due April 28, 2009
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10.5           Promissory Note issued by National Investment Managers Inc. to
               William Renninger due April 28, 2009
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10.6           Employment Agreement entered between National Investment Managers
               Inc. and Renee J. Conner
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10.7           Non-Competition, Non-Disclosure and Non-Solicitation Agreement
               between National Investment Managers Inc. and Charles McLeod and Mary H. McLeod.
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10.8           Nonstatutory Stock Option Agreement in the name of Renee J.
               Conner
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10.9           Stock Purchase Agreement by and between National Investment
               Managers Inc., Pentec, Inc., Pentec Capital Management, Inc. and Michael E. Callahan
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10.10          Promissory Note issued by National Investment Managers Inc. to
               Michael E. Callahan
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10.11          Employment Agreement entered between Pentec, Inc., Pentec Capital
               Management, Inc. and Michael Callahan
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10.12          Non-Competition, Non-Disclosure and Non-Solicitation Agreement
               between National Investment Managers Inc. and Michael Callahan
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.


By:      /s/ Leonard Neuhaus
         -------------------
Name:    Leonard Neuhaus
Title:   Chief Operating Officer

Date:    March 6, 2007


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